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                                                                      EXHIBIT 10

                             COMPUWARE CORPORATION


                         FISCAL 1999 STOCK OPTION PLAN
                      (as amended as of December 14, 2000)

         1.  DEFINITIONS: As used herein, the following definitions shall apply:

         (a) "Plan" shall mean this Compuware Corporation Fiscal 1999 Stock Option Plan.

         (b) "Corporation" shall mean Compuware Corporation, a Michigan corporation, or any successor thereof.

         (c) "Committee" shall mean a committee meeting the standards of Rule 16b-3 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any similar successor rule, appointed by the Board of Directors of the Corporation to administer the Plan or, if no such committee is appointed, the Board of Directors as a whole.

         (d) "Participant" shall mean any individual designated by the Committee under Paragraph 6, for participation in the Plan.

         (e) "Nonqualified Option" shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan but does not meet the definition of an incentive stock option set forth in Section 422A of the Internal Revenue Code of 1986, as amended.

         2. PURPOSE OF PLAN: The purpose of the Plan is (a) to provide Participants with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Corporation and its subsidiaries, (b) to join the interests of the Participants with the interests of the shareholders of the Corporation and (c) to facilitate attracting and retaining employees and members of the Corporation's Board of Directors of exceptional ability. For purposes of the Plan, a "subsidiary" is any corporation in which the Corporation owns, directly or indirectly, stock possessing more than fifty percent (50%) of the combined voting power of all classes of stock.

         3. ADMINISTRATION: The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, the number of shares of stock subject to options granted to each such person, and the terms and conditions of any stock options. Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. Acts approved by a majority of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing by the Committee, shall be the acts of the Committee.

         4. INDEMNIFICATION OF COMMITTEE MEMBERS: In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Board of Directors of the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in




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relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member has acted in bad faith; provided, however, that within sixty (60) days after receipt of notice of institution of any such action, suit or proceeding a Committee member shall offer the Corporation in writing the opportunity, at its own cost, to handle and defend the same.

         5. MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN: The maximum number of shares with respect to which stock options may be granted under the Plan shall be 4,000,000 shares in the aggregate of Common Stock of the Corporation, which may consist in whole or in part of the authorized and unissued or reacquired Common Stock of the Corporation. If a stock option terminates for any reason without having been fully exercised, the number of shares with respect to which the stock option was not exercised at the time of its expiration or termination shall again become available for the grant of stock options under the Plan, unless the Plan shall have been terminated.

         The number of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, and the aggregate number of shares remaining available under the Plan shall be subject to such adjustment as the Committee, in its discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation; provided, however, that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares and any fractional shares resulting from such adjustments shall be eliminated from any outstanding stock option.

         6. PARTICIPANTS. The Committee shall determine and designate from time to time, in its sole discretion, those employees, including officers of the Corporation or any subsidiary, and directors of the Corporation who are not employees of the Corporation (each a "non-employee director" and, collectively, the "non-employee directors") to whom stock options are to be granted or awarded and who thereby become Participants under the Plan.

         7. WRITTEN AGREEMENT: Each stock option shall be evidenced by a written agreement between the Corporation and the Participant and shall contain such provisions as may be approved by the Committee. Such agreements shall constitute binding contracts between the Corporation and the Participant, and every Participant, upon acceptance of such agreement, shall be bound by the terms and restrictions of the Plan and of such agreement. The terms of each such agreement shall be in accordance with the Plan, but the agreements may include such additional provisions and restrictions as are determined by the Committee, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.

         8. ALLOTMENT OF SHARES. The Committee shall determine and fix the number of shares of stock with respect to which each Participant may be granted stock options; provided, that no optionee shall be granted options to purchase more than 1,000,000 shares under the Plan during any year.

         9. STOCK OPTIONS: Each option granted under the Plan shall be a Nonqualified Option.

         10. STOCK OPTION PRICE: Subject to the rules set forth in this Paragraph 10, at the time any stock option is granted, the Committee shall establish the price per share for which the shares covered by the option may be purchased; provided, that the option price shall not be less than 100% of the fair market value of the stock on the date such option is granted. Fair market value of a share shall be determined by the Committee and may be determined by taking the closing selling price of the Corporation's stock on any exchange or other market on which the shares of Common Stock of the Corporation shall be traded on such date. The option price will be subject to adjustment in accordance with the provisions of Paragraph 5 of the Plan.

         11. PAYMENT OF STOCK OPTION PRICE: At the time of the exercise in whole or in part of any stock option granted hereunder, payment of the option price in full in cash or, with the consent of the Committee, in Common Stock of the Corporation or by a promissory note payable to the order of the Corporation which is acceptable to the Committee, shall be made by the Participant for all shares so purchased. Such payment may, with the consent of the Committee, also consist of a cash down payment and delivery of such a promissory note in the





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amount of the unpaid exercise price. No Participant shall have the rights of a shareholder of the Corporation under any stock option until the actual issuance of shares to said Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 5.

         12. GRANTING AND EXERCISE OF STOCK OPTIONS: Each stock option granted hereunder shall be exercisable at any such time or times or in any such installments as may be determined by the Committee at the time of the grant.

         A Participant may exercise a stock option, if then exercisable, in whole or in part by delivery to the Corporation of written notice of the exercise, in such form as the Committee may prescribe, accompanied by full payment for the shares with respect to which the stock option is exercised. Except as provided in Paragraph 16, stock options may be exercised only while the Participant is an employee of the Corporation or a subsidiary, or a non-employee director of the Corporation.

         Successive stock options may be granted to the same Participant, whether or not the stock option(s) previously granted to such Participant. remain unexercised. A Participant may exercise a stock option, if then exercisable, notwithstanding that stock options previously granted to such Participant remain unexercised.

         13. TRANSFERABILITY OF STOCK OPTIONS: Except as otherwise provided in this Paragraph 13 or to the extent determined by the Committee in its sole discretion (either by resolution or by a provision in, or amendment to, the option), (a) no option granted under the Plan to a Participant shall be transferable by such Participant otherwise than (1) by will, or (2) by the laws of descent and distribution or, (3) pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and (b) such option shall be exercisable, during the lifetime of the Participant, only by the Participant.

         The Committee may, in its sole discretion, authorize all or a portion of the options granted to an optionee to be transferred by such optionee to, and to be exercised by, (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or (iv) such other persons or entities as determined by the Committee, in its sole discretion, on such terms and conditions as the Committee, in its sole discretion, may determine; provided that (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Paragraph 13, and (z) subsequent transfers of transferred options shall be prohibited except for transfers the original optionee would be permitted to make (if he or she were still the owner of the option) in accordance with this Paragraph 13.

         Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately before transfer, provided that for purposes of Paragraphs 11, 12, 17, 18 and 22 the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment or of status as a non-employee director of Paragraph 16 shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods, specified in Paragraph 16. The original optionee shall remain subject to withholding taxes and related requirements upon exercise provided in Paragraph 20. The Company shall have no obligation to provide any notice to any transferee, including, without limitation, notice of any termination of the option as a result of termination of the original optionee's employment with, or other service to, the Company.

         14. TERM OF STOCK OPTIONS: If not sooner terminated, each stock option granted hereunder shall expire not more than 10 years from the date of the granting thereof.

         15. CONTINUATION OF EMPLOYMENT OR SERVICE: The Committee may require, in its discretion, that any Participant under the Plan to whom a stock option shall be granted shall agree in writing as a condition of the granting of such stock option to remain in the employ of the Corporation or a subsidiary, or to remain willing to



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serve, if nominated and elected, as a non-employee director of the Corporation, for a designated minimum period from the date of the granting of such stock option as shall be fixed by the Committee.

         16. TERMINATION OF EMPLOYMENT OR SERVICE. If the employment of a Participant by the Corporation or a subsidiary shall be terminated, or the service of a non-employee director shall cease, the Committee may, in its discretion, permit the exercise of stock options granted to such Participant for a period not to extend beyond the expiration date with respect to such Nonqualified Options. In no event, however, shall a stock option be exercisable subsequent to its expiration date. Furthermore, except for (i) the Participant's death or disability, or (ii) special circumstances approved by the Committee, a stock option may only be exercised after termination of a Participant's employment or service as a non-employee director to the extent exercisable on the date of termination of employment or cessation of service as a non-employee director.

         17. ACCELERATED VESTING: In the event that the Corporation is acquired by a third party, regardless of the form of the acquisition (the "Acquisition"), the options granted under this Plan shall automatically vest to any Participant under the Plan who is employed by the Corporation or a subsidiary, or is serving as a non-employee director of the Corporation on, the effective date of the Acquisition. The "effective date" shall be deemed to be the closing date of the Corporation's Acquisition. The value per share of each such stock option to the Participant shall be the fair market value of the Corporation's Common Stock on the effective date of the Acquisition (less the exercise price).

         18. INVESTMENT PURPOSE: If the Committee in its discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant upon any acquisition of stock hereunder by reason of the exercise of stock options and as a condition to the Corporation's obligation to deliver certificates representing such shares, to execute and deliver to the Corporation a written statement, in a form satisfactory to the Committee, representing and warranting that the Participant's acquisition of shares of stock shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Corporation as to the availability of such exemption. The Corporation may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant under this Plan.

         19. RIGHTS TO CONTINUED EMPLOYMENT. Nothing contained in the Plan or in any stock option granted or awarded pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment by the Corporation or a subsidiary as an employee nor interfere in any way with the right of the Corporation or a subsidiary to terminate such person's employment as an employee at any time with or without cause.

         20. WITHHOLDING PAYMENTS: If upon the exercise of a Nonqualified Option there shall be payable by the Corporation or a subsidiary any amount for income tax withholding, in the Committee's sole discretion, either the Corporation shall appropriately reduce the amount of stock or cash to be paid to the Participant or the Participant shall pay such amount to the Corporation or subsidiary to reimburse it for such income tax withholding. The Committee may in its sole discretion, permit Participants to satisfy such withholding obligations in whole or in part, by electing to have the amount of Common Stock delivered or deliverable by the Corporation upon exercise of a stock option appropriately reduced, or by electing to tender Common Stock back to the Corporation subsequent to exercise of a stock option, to reimburse the Corporation for such income tax withholding, subject to such rules and regulations as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.




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         21. EFFECTIVENESS OF PLAN: The Plan shall be effective as of August 26,
1997; provided that the shareholders of the Corporation approve the Plan within 12 months of that date. Stock options may be granted or awarded prior to shareholder approval of the Plan, but each such stock option grant or award shall be subject to shareholder approval of the Plan. No stock option may be exercised prior to shareholder approval.

         22. TERMINATION, DURATION AND AMENDMENTS OF PLAN: The Plan may be abandoned or terminated at any time by the Board of Directors of the Corporation. Unless sooner terminated, the Plan shall terminate on the date ten years after its adoption by the Board of Directors and no stock options may be granted or awarded thereafter. The termination of the Plan shall not affect the validity of any stock option outstanding on the date of termination.

         For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, without approval of the shareholders of the Corporation (except if shareholder approval is required by applicable law or any stock exchange on which the common stock of the Corporation may then be traded), to amend or revise the terms of the Plan at any time; provided, however, that no such amendment or revision shall change the stock option price (except as contemplated by Paragraph 5) or alter or impair any stock option which shall have been previously granted or awarded under the Plan, without the consent of the holder thereof.

         As adopted by the Shareholders on August 25, 1998, effective as of August 25, 1998, and amended by the Board of Directors as of December 14, 2000.





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